PRIMARY AGREEMENT


This Primary Agreement ("Agreement") is made and entered into at Salt Lake City, Utah this 6th day of November 1996 by and between Covol Technologies Inc., a Delaware corporation ("Covol") and Savage Industries Inc., a Utah corporation ("Savage").

RECITALS:

A. Covol has approached Savage about the possibility of Covol and Savage entering into a business relationship and Savage is interested in pursuing the possibility of a business relationship with Covol.

B. Covol has developed a process to bind coal fines (the "Covol Process") and produce usable coal briquettes (the "Briquettes") and usable coal extrusions (the "Extrusions") using a binder (the "Covol Binder") developed by Covol.

C. Covol has applied for and received multiple United States patents (the "Patents") covering the Covol Process using the Covol Binder.

D. Covol has received a private letter ruling (the "Covol Private Letter Ruling") from the Internal Revenue Service (the "IRS") dated September 8, 1995 to the effect that (i) Covol, using the Covol Process with the Covol Binder, is able to produce a "qualified fuel" within the meaning of Section 29(c)(1)(C) of the United States tax code (the "Code"), and (ii) the sale of the "qualified fuel" will qualify for energy tax credits in the year of the sale (the "Tax Credits") pursuant to Section 29(a) of the Code.

E. As a part of their business relationship, Covol and Savage, or a third party entity formed by them, intends to enter into not to exceed two (2) written contracts (the "Contract(s)") with a qualified third party contractor or contractors (the "Contractor(s)") whereby the Contractor will agree to design, construct' start-up and certify up to two (2) separate coal fines agglomeration facilities (collectively, the "Facilities", with each such facility referred to herein as the "Facility") using the Covol Process and the Covol Binder to produce Extrusions.
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AGREEMENT AND UNDERSTANDING:

1.       Representations and Covenants

         1.1 Covol represents to and covenants with Savage as follows:

                  a. Environmental Technologies Group International, a Nevada corporation, merged with Covol with Covol being the surviving corporation. Covol is qualified and in good standing to do business in the State of Utah;

                  b. Covol is the lawful holder of the Patents and the Patents are valid, in good standing and enforceable pursuant to the United States patent laws and regulations. Copies of the Patents received to date by Covol have been provided by Covol to Savage;

                  c. The Covol Private Letter Ruling has not been modified or rescinded and Covol has no reason to believe that such a modification or rescission will occur. A copy of the Covol Private Letter Ruling has been provided by COVOL to Savage;

                  d. To the best knowledge and understanding of Covol, the Covol Private Letter Ruling (i) will, with respect to Covol, apply to (a) each of the Facilities to be constructed by the Contractor, (b) the Extrusions produced by each of the Facilities, and (c) the sale of the Extrusions produced by each of the Facilities and (ii) will result in (x) the Extrusions produced by each of the Facilities being a "qualified fuel" pursuant to Section 29(c)(1)(C) of the Code and (y) will result in the sale of Extrusions produced by each of the Facilities qualifying, in the year of such sale, for Tax Credits pursuant to Section 29(a) of the Code;

                  e. Covol has the expertise, personnel and financial ability to perform as required by the terms and provisions of this Contract and all other documents contemplated herein;

                  f. To the best knowledge and understanding of Covol, the Tax Credits will be available to any third party who obtains an interest in the production and sale of Extrusions produced, using the Covol Process and Covol Binder, by either of the Facilities constructed by the Contractor pursuant to any of the Contracts; and
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

                  g. The execution and delivery of this Agreement and the documents contemplated herein (i) have been or will be duly executed by Covol, (ii) when executed, will be valid, binding and enforceable against Covol pursuant to the terms thereof, (iii) and the performance of Covol hereunder, will not violate or constitute an event of default under the terms and provisions of any agreement to which Covol is a party and (iv) do not require the consent of any third party (except as otherwise provided in this Agreement) or any governmental entity.

          1.2      Savage represents to and covenants with Covol as follows:

                  a. Savage is a Utah Corporation, qualified and in good standing in the State of Utah;

                  b. Savage has the expertise, personnel and financial ability to perform as required by the terms and provisions of this Agreement and all other documents contemplated herein; and

                  c. The execution and delivery of this Agreement and the documents contemplated herein (i) have been or will be duly executed by Savage, (ii) when executed, will be valid, binding and enforceable against Savage pursuant to the terms thereof, (iii) and the performance of Savage hereunder, will not violate or constitute an event of default under the terms and provisions of any agreement to which Savage is a party and (iv) do not require the consent of any third party (except as otherwise provided in this Agreement) or any governmental entity.

2.       Conditions Precedent

         2.1 The parties will jointly work together in clarifying the criteria and other factors for the design, component parts, layout and production capabilities of each of the Facilities to be constructed by the Contractor.

         2.2 The parties will jointly work together in obtaining an informal position of the IRS as to (i) whether or not the Tax Credits would be available to Savage and/or a limited liability company (the "LLC") established by Savage in conjunction with Covol with respect to the sale of Extrusions produced, using the Covol Process and Covol Binder, by the Facility or Facilities constructed by the Contractor and (ii) whether or not the Contracts will qualify for the "binding contract rule" of Section 29(g)(i)(A) of the Code.
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

         *** Missing information may be available upon request to the Company

         2.3 Subject to receiving a positive informal position from the IRS pursuant to Section 2.2, the parties will jointly work together in obtaining a private letter ruling from the IRS (the "Savage Private Letter Ruling") to the effect that the Tax Credits (i) will be available in accordance with the informal position obtained from the IRS and (ii) will be equally applicable to the sale of Extrusions produced, using the Covol Process and Covol Binder, by the Facility and/or the Facilities.

         2.4 If, at any time, either party is not satisfied, in its sole discretion, with the results, progress or the timing of any of the matters above set forth in Sections 2.1 through 2.3, such party (the "Giving Party") may give written notice to the other party (the "Receiving Party") of such dissatisfaction and in such event, the Receiving Party shall either elect (i) to terminate this Agreement or (ii) solely proceed with the remaining terms and provisions of this Agreement hereinafter commencing with Article 3.

         2.5 If the Receiving Party elects to terminate this Agreement pursuant to Section 2.4(i), then neither party shall have any further rights, claims, duties or obligations to the other party on account of this Agreement.

         2.6 If the Receiving Party elects to proceed with this Agreement pursuant to Section 2.4(ii), then the Receiving Party shall (i) reimburse the Giving Party for the actual out of pocket expenses incurred by the Giving Party in its performance of the matters above set forth in Sections 2.1 through 2.4, (ii) be entitled to receive all technological information concerning the Covol Binder and the Covol Process, all test results, studies, and information received, gained and/or possessed by the Giving Party, (iii) defend, indemnify and hold the Giving Party harmless on account of this Agreement and all of the matters set forth herein or contemplated hereby, (iv) be entitled to proceed as provided in Section 2.4(ii) with the cooperation, but not at the expense, of the Giving Party, and (v) if the Giving Party is Covol, be entitled to receive from Covol (a) *** to the Receiving Party a license to use the Covol Process, Covol Binder and Patents and (b) receive from Covol, the Covol Binder required to produce Extrusions from the Facilities at *** cost to the Receiving Party equal to *** (10%) to produce the Covol Binder and at *** to deliver the Covol Binder to the Facilities.

         2.7      Until  such time as notice is given or  received  pursuant  to
                  Section 2.4, the parties shall continue to exert all reasonable efforts to timely perform as required by Sections
                  2.1 through 2.3.
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

         *** Missing informaiton may be available upon request to the Company

         2.8 The parties shall not commence performance of the remaining terms and provisions of this Agreement, commencing with Article 3, unless the parties (i) are satisfied with each of the matters contemplated by Sections 2.1 through 2.3, or (ii) have waived the right to be satisfied with any of the matters contemplated by
                  Section 2.4(i) and (iii) in any event, have agreed in writing to proceed with such remaining terms and provisions (the "Proceed Notice").

         2.9 Each of the parties shall be responsible for its own out of pockets associated with their individual performances pursuant to Article 2.

3.       Duties, Rights and Obligations

         3.1 The parties shall form up to two (2) LLC(s) to be owned *** by Savage and *** by Covol, which LLC shall have the right to own up to a *** percent (100%) interest in one or both of the Contracts.

         3.2 All costs and profits or losses of the LLC, to the extent associated with Contracts and the Facilities constructed by the Contractor shall be borne, distributed and/or allocated *** to Savage and *** to Covol.

         3.3      Savage shall have the right, but not the duty to operate
                  (i) either or both of the Facilities, upon terms and conditions, reasonably and in good faith, acceptable to each of the parties and (ii) to provide transportation of
                  (a) raw coal materials to either of both of the Facilities and (b) Extrusions produced by the either of both of the Facilities.

         3.4 Covol, ***, will license the use of the Covol Process, Covol Binder and Patents with respect to the Facilities.

         3.5 Covol will provide the Covol Binder required to produce Extrusions from the Facilities at *** to produce the Covol Binder and *** to deliver the Covol Binder to the Facilities.

         3.6 The parties contemplate that each will have the right to sell to third parties any or all of its interest in either or both of the L.L.C.'s.
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

4.       Time of the Essence

         4.1 Time is of the essence for all matters set forth in this Agreement and subject to the terms and conditions hereof, each party agrees to proceed with dispatch and exert all reasonable efforts to perform as herein required.

5.       Applicable Law

         5.1 This Agreement shall be construed and interpreted pursuant to the laws of the State of Utah.

         5.2 The parties agree to resort only to (i) the Utah state district court or the United States district court sitting in Salt Lake City, Utah, or (ii) such other entity or mechanism as the parties may mutually agree, to decide any controversy arising hereunder between the parties.

6.       Initial Agreement

         6.1 The Initial Agreement between the parties dated March 19, 1996 is terminated and neither party shall have any right, claim, duty or obligation to the other on account thereof.

7.       Mohave Agreement

         7.1 Concurrently with the execution of this Agreement, the parties have executed a written agreement (the "Mohave Agreement").

8.       Miscellaneous Provisions

         8.1 Each of the parties, and their respective counsel, have participated in the negotiation and preparation of this Agreement.

         8.2 This Agreement contains the entire understanding and agreement between the parties concerning the subject matter set forth herein and supersedes all prior communications, understandings and agreements of the parties.

         8.3 No part of this Agreement shall be amended except in writing signed by each of the parties.

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

Executed in duplicate as of the date first above set forth.

                                          Covol Technologies Inc.

                                          /s/ Brent M. Cook
                                          Its CEO & President

                                          Savage Industries, Inc.


                                          /s/ H. Benson Lewis
                                          Its Executive Vice President




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